UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.06.	Material Impairments.

On October 6, 2020, Olin Corporation (“Olin”) concluded that its financial results for the third quarter ended September 30, 2020 are expected to include a material non-cash pretax impairment charge related to goodwill of approximately $700 million, primarily the result of the sustained lower Olin stock price during 2020. At the time of this Current Report on Form 8-K filing, the approximately $700 million non-cash pretax goodwill impairment charge includes approximately $555 million related to the Chlor Alkali Products and Vinyls segment and approximately $145 million related to the Epoxy segment. These amounts reflect our best estimate of the impairment charges at this time; however, the impairment amounts continue to be evaluated and Olin can make no assurances these estimates will not change.

None of the impairment charges will result in any current or future cash expenditure.  Additionally, the charges do not have an impact on Olin’s compliance with the covenants and restrictions under all outstanding credit agreements.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Olin’s press release dated October 7, 2020 announcing that Olin is taking a material non-cash pretax impairment charge related to goodwill of approximately $700 million which will be included in its financial results for the third quarter ended September 30, 2020 and announcing the schedule for Olin’s third quarter 2020 earnings release and conference call.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing goodwill impairment charge and schedule for third quarter 2020 earnings press release and conference call, dated October 7, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Olin has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Nicholas W. Hendon
	Name:	Nicholas W. Hendon
	Title:	Assistant Secretary

Date: October 7, 2020